UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2016

Station Casinos LLC			Red Rock Resorts, Inc.
(Exact name of registrant as specified in its charter)			(Exact name of registrant as specified in its charter)

Nevada	000-54193	27-3312261	Delaware	001-37754	47-5081182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)	(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1505 South Pavilion Center Drive, Las Vegas, Nevada 89135

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 495-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Completion of Acquisition or Disposal of Assets.

On October 1, 2016, Station Casinos LLC (“Station”) completed its previously announced acquisition (the “Acquisition”) of the outstanding limited partnership interests of FP Holdings, L.P. (“FP Holdings”) and limited liability company interests of Fiesta ParentCo, L.L.C. and FP HoldCo, L.L.C. (collectively, the “Purchased Companies”), which own and operate the Palms Casino Resort (“Palms”) in Las Vegas, Nevada.

The Acquisition was made pursuant to a purchase agreement (the “Purchase Agreement”), dated as of May 10, 2016 as amended on September 30, 2016, by and among FP VoteCo, L.L.C., FP ParentCo, L.P. (the “Sellers”), FP Holdings, and Station. As a result of the Acquisition, the Purchased Companies will be wholly-owned subsidiaries of Station.

The Palms is a resort-style casino and hotel situated in Las Vegas, Nevada and offering premium lodging accommodations, gaming, dining, and entertainment. Station acquired Palms for $312.5 million, increased by the estimated working capital adjustment and decreased for debt outstanding at closing, transaction expenses and certain other liabilities (for total estimated net cash consideration of $316.7 million).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.7 to Station’s Quarterly Report on Form 10-Q filed August 15, 2016, together with the amendment to the Purchase Agreement, which is filed herewith as Exhibit 2.2, each of which are incorporated herein in their entirety by reference.

Item 7.01.                                        Regulation FD Disclosure.

On October 3, 2016, Station issued a press release announcing the closing of the Acquisition. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
2.1

Interest Purchase Agreement dated as of May 10, 2016 by and among FP Holdings, L.P., FP VoteCo, L.L.C., FP ParentCo, L.P. and Station Casinos LLC, a copy of which is filed as Exhibit 10.7 to Station’s Quarterly Report on Form 10-Q filed August 15, 2016, is incorporated herein in its entirety by reference.

2.2	Amendment to Interest Purchase Agreement, dated as of September 30, 2016, by and among FP Holdings, L.P, FP VoteCo, L.L.C., FP ParentCo, L.P., and Station Casinos LLC.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 3, 2016

Station Casinos LLC Red		Rock Resorts, Inc.

/s/ Marc J. Falcone		/s/ Marc J. Falcone
By:	Marc J. Falcone	By:	Marc J. Falcone
	Executive Vice President, Chief Financial Officer and Treasurer		Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
2.1

Interest Purchase Agreement dated as of May 10, 2016 by and among FP Holdings, L.P., FP VoteCo, L.L.C., FP ParentCo, L.P. and Station Casinos LLC, a copy of which is filed as Exhibit 10.7 to Station’s Quarterly Report on Form 10-Q filed August 15, 2016, is incorporated herein in its entirety by reference.

2.2	Amendment to Interest Purchase Agreement, dated as of September 30, 2016, by and among FP Holdings, L.P, FP VoteCo, L.L.C., FP ParentCo, L.P., and Station Casinos LLC.

99.1	Press Release